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                                                                    EXHIBIT 99.1


                        RESOURCES PENSION SHARES 5, L.P.

                            FORM 10-QSB JUNE 30, 2002


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Resources Pension Shares 5, L.P. (the "Partnership"), on Form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



Date:  August 14, 2002              /s/ Michael L. Ashner
                                    -----------------------------------------
                                    Michael L. Ashner
                                    President and Director
                                    (Principal Executive Officer)


Date:  August 14, 2002              /s/ Carolyn B. Tiffany
                                    -----------------------------------------
                                    Carolyn B. Tiffany
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)





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